UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2014

BIGLARI HOLDINGS INC.
(Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400 San Antonio, Texas		78257
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 344-3400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On November 22, 2014, Biglari Holdings Inc. (the “Company”) issued a Press Release announcing the Company’s 2014 Annual Report to the shareholders has been posted on the internet, where it can be accessed at www.biglariholdings.com. The report includes Sardar Biglari’s annual letter to shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

November 22, 2014	BIGLARI HOLDINGS INC.

	By:	/s/ Bruce Lewis
		Name:	Bruce Lewis
		Title:	Controller